New and amended accounting standards and interpretations and changes to accounting policies	12 Months Ended
Jun. 30, 2022
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New and amended accounting standards and interpretations and changes to accounting policies
37    New and amended accounting standards and interpretations and changes to accounting policies
New and amended accounting pronouncements adopted in the current year
The adoption of new and amended accounting pronouncements applicable from 1 July 2021 did not result in a significant impact on the Group’s Financial Statements. This includes the Interest Rate Benchmark (IBOR) Reform – Phase 2 (Amendments to IFRS 9/AASB 9 ‘Financial Instruments’, IAS 39/AASB139 ‘Financial Instruments: Recognition and Measurement’; IFRS 7/AASB 7 ‘Financial Instruments: Disclosures’; IFRS 4/AASB 4 ‘Insurance Contracts’ and IFRS 16/AASB 16 ‘Leases’) early adopted in the prior year.
New and amended accounting pronouncements on issue but not yet effective
From 1 July 2022, the Group will adopt an amendment to IAS 16/AASB 116 ‘Property, Plant and Equipment’ that requires an entity to recognise the sales proceeds from selling items produced while preparing property, plant and equipment for its intended use, and the related cost, in profit or loss, instead of deducting the amounts received from the cost of the asset.
The amendment is applied retrospectively, but only to items of property, plant and equipment that became ready for its intended use on or after 1 July 2020.
The impact of the amendment on the Group is not expected to be significant and the Group has not identified any material amounts deducted from the cost of assets since 1 July 2020.
A number of other accounting standards and interpretations have been issued and will be applicable in future periods. While these remain subject to ongoing assessment, no significant impacts have been identified to date.
These pronouncements have not been applied in the preparation of these Financial Statements.